BEACON SELECT RISK ETF
SCHEDULE OF INVESTMENTS (Unaudited)
November 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.7%
	EQUITY - 47.1%
23,345	Vanguard Communication Services ETF	$ 2,612,072
8,400	Vanguard Consumer Discretionary ETF	2,390,304
20,923	Vanguard Energy ETF	2,479,794
27,525	Vanguard Financials ETF	2,392,198
5,540	Vanguard Information Technology ETF	2,559,646
		12,434,014
	FIXED INCOME - 52.6%
182,150	Vanguard Short-Term Bond ETF	13,874,365

	TOTAL EXCHANGE-TRADED FUNDS (Cost $25,694,707)	26,308,379

	TOTAL INVESTMENTS - 99.7% (Cost $25,694,707)	$ 26,308,379
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.3%	78,363
	NET ASSETS - 100.0%	$ 26,386,742